SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K

CURRENT REPORT

Filed pursuant to Section 13 or 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

February 15, 1995
Date of Earliest Event Reported



COMDISCO, INC.
(a Delaware Corporation)
6111 North River Road
Rosemont, Illinois 60018
Telephone  (708) 698-3000
Commission file number 1-7725
I.R.S. Employer Identification Number 36-2687938








Item 7. Financial Statements and Exhibits

(c)     Exhibits

10.01 Credit Agreement dated as of December 20, 1994 among Comdisco, Inc. and the banks party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                           COMDISCO, INC.



Date: February 15, 1995                by:     /s/ David J. Keenan
                                               David J. Keenan
                                               Vice President and
                                               Corporate Controller




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